Putnam
Diversified
Income
Trust II

ANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Many analysts argue that bond funds are a good place to ride out the turmoil, and to take advantage of higher interest rates."

                                 --  "Quarterly Mutual Funds Review,"
                              The Wall Street Journal, April 4, 1997

* "During the six periods in the past decade when U.S. government bonds lost more than 2%, junk bonds beat government bonds every time, while international bonds went five for six. A portfolio that included a fund representing each bond type would've outperformed government bonds in each instance. Those who can't be bothered with picking several types of bond funds might consider a multisector bond fund . . . the best choice for one-stop diversification."

                                -- Morningstar Investor, April 1997


   CONTENTS

 4 Report from Putnam Management

10 Fund performance summary

15 Portfolio holdings

33 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]
[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

Global diversification, astute currency strategies, and careful security selection all contributed to Putnam Diversified Income Trust II's positive performance during the fiscal year ended March 31, 1997. Supervision of such a diverse, multinational portfolio requires a depth and breadth of expertise your fund's management team is superbly equipped to provide.

I am pleased to announce the addition of Kenneth J. Taubes and Gail A. Attridge to that team. Ken, who will oversee the fund's taxable investment grade sector, has been managing funds at Putnam for nearly six years. Before joining Putnam, he was employed by United States Trust Company of Boston, Home Owners Savings Bank, and Bank of New England, N.A. He has 15 years of investment experience. Gail came to Putnam in 1993 from Keystone Custodian Funds, prior to which she was employed by County NatWest Securities Asia and Data Resources/McGraw-Hill. She has 12 years of investment experience. She will manage the fund's emerging markets securities.

In the following report, your fund's managers discuss overall results for the fiscal year and then review prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Managers
Jennifer E. Leichter, lead manager
Kenneth J. Taubes
Michael Martino
D. William Kohli
Gail A. Attridge

Putnam Diversified Income Trust II completed its first full fiscal year with positive results, producing respectable gains at net asset value for all share classes for the 12 months ended March 31,1997. Each of the fund's three sectors, or sleeves -- U.S. government, U.S. high yield, and foreign government -- contributed to overall performance, although each experienced its share of downward pressure late in the period as interest rates rose in the United States and uncertainty crept into most fixed-income markets around the globe.

Throughout much of fiscal 1997, our bond selections and sector allocations centered more on maximizing yield potential than aggressively managing duration. However, as risk premiums -- the level of return or yield one hopes to receive for assuming higher risk -- came down around the globe and expectations of rising interest rates became a reality, we began to unwind our focus on yield-enhancing instruments in favor of more stable and defensive positions. Active management of the fund's U.S. dollar exposure also played a key role. Full performance details can be found on pages 10 and 11 of this report.

* MORTGAGE-BACKED SECURITIES PLAY LEAD ROLE IN TAXABLE INVESTMENT GRADE SECTOR

Since the outset of the fiscal year, mortgage-backed securities have dominated your fund's taxable investment grade sleeve. Their income advantages and price appreciation possibilities have made them particularly attractive. Through January, our main concentration had been discount-coupon mortgages -- those with coupons below current market rate -- and current-coupon mortgages, whose coupons reflect the current market rate.

Following Federal Reserve Board Chairman Alan Greenspan's Congressional testimony, however, the favorable investment environment for U.S. fixed-income securities began showing signs of a dramatic turnaround. Anticipating market turbulence, we swapped out of discount- and current-coupon mortgage-backed securities in favor of more defensively oriented premium-coupon mortgages. Since these securities have coupons higher than the current market rate, they are less likely to fluctuate in price when interest rates are rising. (Conversely, in a falling rate environment, they tend not to appreciate as much as discount- or current-coupon securities.) We also purchased longer-structured mortgage instruments that were trading cheaply. This move proved timely, helping to mitigate the negative impact of the Fed's increase in short-term interest rates in late March.

We also kept the fund's Treasury exposure relatively low for much of the period, although the 10-year note and 30-year bond positions that we did hold allowed the fund to participate fully in the market's rally during the fall. Most recently we have elected to "barbell" the portfolio's Treasury exposure, clustering assets in short-term cash-based instruments and 30-year bonds to further defend the sleeve against a flattening yield curve and selling the 10-year notes.

Please note that this portion of the portfolio was formerly known as the U.S. government securities sector. Within this sector, the fund has always had the flexibility to invest in investment-grade bonds as well as U.S. government securities, and we believe the new name is a more accurate reflection of its strategy.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Viacom International, Inc., 8%, 2006
Cencall Communications Corp., zero %, 2004
Coinmach Corp., 11.75%, 2005

FOREIGN BONDS
Federal Republic of Germany, 4.75%, 2001
United Kingdom Treasury bonds, 7%, 2002
Federal Republic of Germany, 5.25%, 2001

U.S. GOVERNMENT OBLIGATIONS
Government National Mortgage Association, 7.5%, 2022-2027
Federal National Mortgage Association, 7.5%, 2026-2027
Federal Home Loan Mortgage Corp., TBA, 8.5%, 2027

Footnote reads:
*Based on net assets as of 3/31/97. Portfolio holdings will vary over time.



* HIGH-YIELD MARKET STAYS STRONG THROUGH FEBRUARY, SELLS OFF IN MARCH

Your fund benefited from its heavy weighting in corporate high-yield securities throughout the first 11 months of fiscal 1997, since high-yield bond returns were fueled by favorable supply/demand characteristics, strong corporate profitability, moderate economic growth, and record-breaking stock market activity. Merger and acquisition activity was also robust in several sectors, including telecommunications, cable, and utilities, with many high-yield issuers purchased by financially stronger companies, resulting in credit quality upgrades.

Many of the fund's holdings in telecommunications, television and radio broadcasting, and cable enjoyed impressive runs on the heels of the deregulation legislation passed in February of 1996. Competitive local exchange carriers (CLECs) and competitive access providers (CAPs) were among the best-performing issues, with Teleport Communications and Brooks Fiber Properties turning in outstanding results. These companies issue high-yield debt to help finance fiber-optic networks to attract corporate customers and compete with larger telephone service providers. While these holdings, along with others discussed in this report, were viewed favorably as of March 31, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

As the fund's fiscal year ended, the tide turned for high-yield bonds. They followed the downward pattern of U.S. Treasury and equity securities, with prices declining and yields rising across the board. Among the hardest hit were bonds in capital-intensive industries, such as telecommunications and telephone services, in which the fund has considerable exposure. Despite the recent downturn, we remain optimistic about the performance potential of bonds in these economically defensive, growth-oriented industries and continue to emphasize them. The underlying credit fundamentals of many holdings are attractive and those companies, in general, are making concerted efforts to improve cash flow.

[GRAPHIC OMITTED: horizontal bar chart TOP FIVE COUNTRY ALLOCATIONS]

TOP FIVE COUNTRY ALLOCATIONS*
(international sector)

Germany                7.9%

United Kingdom         5.9%

France                 4.2%

Canada                 2.2%

Mexico                 1.2%

Footnote reads:
*Based on net assets as of 3/31/97. Holdings will vary over time.


In addition to the sectors mentioned above, renewed growth in the aerospace industry, high demand for cellular phones in developing nations, the attractive yields offered by casino operators, consolidation, and an increase in telephone/cable television duopolies in the United Kingdom make these industries particularly attractive as we enter fiscal 1998. All are represented in the portfolio.

* FLEXIBILITY PROVES REWARDING IN INTERNATIONAL ARENA

The primary investment locale for your fund's international sleeve has been Europe. During the first half of the fiscal year, we targeted bonds in the peripheral markets of Europe -- Spain, Italy, and Sweden -- that offered higher yields than the markets of core Europe. To gain acceptance into the European Monetary Union (EMU), these countries have made concerted efforts to get their fiscal houses in good order, driving down inflation and bond yields. As a result, the fund's Swedish, Italian, and Spanish bond holdings appreciated in value. As their prices reached our target levels, we re-positioned the resulting gains into Canada and the United Kingdom. We also increased positions in core European markets, specifically those of France and Germany, which had begun to rally in response to growing optimism about monetary union.

Recently, however, economic growth in the core markets was slowed by unusually inclement weather, temporarily masking the improving economic outlook for the region. The slower pace of growth has made it appear less likely that Germany would be able to meet the budget deficit requirements for EMU participation, prompting a reversal of EMU-inspired rallies across Continental currency, stock, and bond markets. The higher-yielding country markets have declined more dramatically than the core markets, and by shifting out of these markets at midyear, we avoided these losses.

The anticipation and eventual impact of higher U.S. interest rates were felt in most bond markets around the world. The lone exception was Japan, where investors were focused on the potential positives of a new consumption tax, proposed deregulation measures, and renewed pressure on the banking sector. While we believe our avoidance of this market during its decline was beneficial for the fund, it also meant that the fund did not benefit from the market's unexpected confidence toward the end of the period.

The fund's emerging markets holdings and currency strategies favoring the U.S. dollar contributed significantly to the sleeve's returns, providing exceptional gains in January and early February. The fund's exposure to emerging markets was increased to its allowable maximum during the second half of the fiscal year, enabling it to profit substantially from positions in Mexico, Argentina, Russia, and South Africa. As the fiscal year came to a close, we had begun scaling back the portfolio's emerging debt positions in response to declining risk premiums and reduced global liquidity in the wake of the Fed's actions.

*1998 BOND MARKET MANTRA: "PROCEED WITH CAUTION"

As we enter fiscal 1998, unsettled market conditions may well persist in the months ahead. Concern about rising wage-inflation pressure in the United States may prompt the Fed to raise rates again, causing further market volatility at home and abroad. Growing uncertainty surrounding the timetable for the start of EMU also poses certain challenges across European markets, while the uncertainty surrounding Japan's banking industry leaves our view of that market unchanged.

Against this backdrop, we will work to maintain a defensive posture in each of the fund's three sectors. We expect core European markets to remain our international focus, since they stand to benefit from improving economic conditions. However, corrections in the higher-yielding European markets have caused valuations to come down a bit from their lofty levels. As a result, we have cautiously begun to re-enter those markets as opportunities arise. We've reduced the fund's high-yield allocation while looking to add higher-quality credits selectively, specifically Ba-rated issues. Our focus on growth industries that are economically defensive remains intact.

We plan to continue emphasizing defensively oriented mortgage-backed securities in the U.S. government sleeve as we enter the new fiscal year. Finally we have trimmed the fund's U.S. dollar positions somewhat, believing the dollar's outstanding rally in January has reduced the potential for further gains over the near term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing does not insure principal, which will fluctuate, it does guarantee the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk. Foreign investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments, that are not present with domestic investments. The lower credit ratings of high-yield corporate and municipal bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect the fund's ability to pay principal and interest on the bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Income Trust II is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                                Class A         Class B         Class M
 (inception date)              (2/26/96)       (2/26/96)       (2/26/96)
                              NAV     POP     NAV    CDSC     NAV    POP
---------------------------------------------------------------------------
1 year                       7.36%   2.24%   6.56%   1.58%   7.09%   3.63%
---------------------------------------------------------------------------
Life of fund                 6.33    1.32    5.44    1.52    6.04    2.54
Annual average               5.74    1.20    4.94    1.38    5.48    2.31
---------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                      Salomon Bros.
                         Lehman Bros.   Non-U.S.   First Boston  Consumer
                          Aggregate    World Govt.  High Yield     Price
                         Bond Index    Bond Index     Index        Index
---------------------------------------------------------------------------
1 year                      4.91%        1.23%         11.66%      2.76%
---------------------------------------------------------------------------
Life of fund                4.18         1.09          11.36       3.29
Annual average              3.85         1.01          10.43       2.99
---------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes a 4.75% maximum sales charge of class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%. Performance data reflect an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/26/96


$9,525   Fund's class A shares at POP        $10,132
$10,000  Lehman Bros. Aggregate Bond Index   $10,418
$10,000  Consumer Price Index                $10,329

(plot points for MONTHLY total return since inception mountain chart)

                          Lehman Bros.
            Fund at        Aggregate
Date/year     POP         Bond Index         CPI

2/29/96       9,525         10,000          10,000
3/31          9,449          9,930          10,052
4/30          9,463          9,874          10,091
5/31          9,489          9,855          10,110
6/30          9,551          9,987          10,116
7/31          9,619         10,014          10,136
8/31          9,867          9,997          10,155
9/30          9,961         10,171          10,187
10/31        10,139         10,396          10,220
11/30        10,131         10,574          10,239
12/31        10,231         10,476          10,239
1/31/97      10,296         10,508          10,272
2/28         10,069         10,535          10,304
3/31         10,132         10,418          10,329

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/26/96 would have been valued at $10,544 on 3/31/97 ($10,152 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/26/96 would have been valued at $10,604 at net asset value on 3/31/97 $10,254 at public offering price.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 3/31/97

                             Class A     Class B     Class M
------------------------------------------------------------------------------
Distributions (number)         12          12          12
------------------------------------------------------------------------------
Income                     $0.625834   $0.561562   $0.604372
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                       --          --          --
------------------------------------------------------------------------------
Short-term                  0.018000    0.018000    0.018000
------------------------------------------------------------------------------
  Total                    $0.643834   $0.579562   $0.622372
------------------------------------------------------------------------------
Share value:               NAV     POP    NAV     NAV       POP
------------------------------------------------------------------------------
3/31/96                  $8.38    $8.80  $8.38   $8.38    $8.66
------------------------------------------------------------------------------
3/31/97                   8.34     8.76   8.34    8.34     8.62
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend
rate1                     7.39%    7.03%  6.62%   7.13%    6.90%
------------------------------------------------------------------------------
Current 30-day SEC
yield2                    7.42     7.08   6.71    7.20     6.96
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended March 31, 1997

To the Trustees and Shareholders of
Putnam Diversified Income Trust II

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust II, including the portfolio of investments owned, as of March 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period February 26, 1996 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust II as of March 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period February 26, 1996 (commencement of operations) to March 31, 1996, therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts
May 19, 1997





Portfolio of investments owned
March 31, 1997

CORPORATE BONDS AND NOTES (46.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.2%)
------------------------------------------------------------------------------------------------------------
     $   25,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                             $      26,375
         80,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                    79,600
        100,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                  99,000
                                                                                              --------------
                                                                                                     204,975

Aerospace and Defense (1.1%)
------------------------------------------------------------------------------------------------------------
        450,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                              481,500
         50,000  Howmet Corp. sr. sub. notes 10s, 2003                                                53,250
         80,000  Lockheed Martin Corp. company guaranty 7 1/4s, 2006                                  78,783
        400,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                             396,000
         70,000  Tracor, Inc. 144A sr. sub. notes 8 1/2s, 2007                                        67,200
                                                                                              --------------
                                                                                                   1,076,733

Agriculture (0.8%)
------------------------------------------------------------------------------------------------------------
        250,000  AGCO Corp. 144A sr. sub. notes 8 1/2s, 2006                                         248,750
        450,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                         328,500
        250,000  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 [2 DBL. DAGGERS]              262,500
                                                                                              --------------
                                                                                                     839,750

Apparel (0.5%)
------------------------------------------------------------------------------------------------------------
         60,000  Anvil Knitwear Inc. 144A sr. notes 10 7/8s, 2007                                     58,200
         30,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                          29,250
        325,000  Guess Jeans, Inc. sr. sub. notes 91/2s, 2003                                        325,000
         65,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                     65,650
                                                                                              --------------
                                                                                                     478,100

Automotive (0.1%)
------------------------------------------------------------------------------------------------------------
         80,000  DRA Inc. 144a notes 11 1/2S, 2004 [2 DBL. DAGGERS]                                   80,800

Automotive Parts (1.2%)
------------------------------------------------------------------------------------------------------------
        260,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                          261,300
        299,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                               328,900
         70,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                         70,700
        250,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                     128,750
         80,000  Key Plastics Corp. 144A sr. sub. notes 10 1/4s, 2007                                 79,400
         90,000  Lear Corp. sub. notes 9 1/2s, 2006                                                   93,600
        215,000  Safelite Glass Corp. 144A sr. sub. notes 9 7/8s, 2006                               215,000
         25,000  Titan Wheel International, Inc. sr. sub. notes 8 3/4s, 2007                          24,625
                                                                                              --------------
                                                                                                   1,202,275

Banks (1.1%)
------------------------------------------------------------------------------------------------------------
         40,000  Advanta National Bank sr. notes 7.02s, 2001                                          38,608
         60,000  BankAmerica Corp. sub. notes 7 1/8s, 2009                                            57,646
         50,000  Banponce Financial Corp. med. term notes 6 3/4s, 2001                                49,046
        170,000  Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                               166,600
        250,000  First Nationwide Holdings 144A sr. sub. notes
                   10 5/8s, 2003                                                                     265,000
         25,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                                25,000
         60,000  First Union Corp. sub. notes 7s, 2006                                                57,647
         95,000  Merita Bank Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   88,082
        110,000  NationsBank Corp. sub. notes 7.8s, 2016                                             109,304
         60,000  Provident Capital Trust 144A bonds 8.6s, 2026                                        58,260
         40,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                          39,608
         60,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                               58,500
         35,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s,
                   2006 (Sweden)                                                                      34,396
         50,000  State Development Bank of China notes 7 3/8s, 2007
                   (China)                                                                            48,849
         50,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                       50,348
                                                                                              --------------
                                                                                                   1,146,894

Basic Industrial Products (0.3%)
------------------------------------------------------------------------------------------------------------
         35,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                        37,275
        275,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                              288,750
                                                                                              --------------
                                                                                                     326,025

Beverages (0.1%)
------------------------------------------------------------------------------------------------------------
         95,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                             95,475

Broadcasting (2.1%)
------------------------------------------------------------------------------------------------------------
        250,000  American Radio Systems Corp. company guaranty 9s,
                  2006                                                                               241,250
        215,000  Capstar Broadcasting 144A sr. disc. notes stepped-
                   coupon zero % (12 3/4s, 2/1/02), 2009 ++                                          113,950
        235,000  Chancellor Broadcasting Corp. sr. sub. notes 9 3/8s, 2004                           230,300
        175,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                                187,250
        250,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                              235,000
         40,000  Jacor Communications, Inc. company guaranty 9 3/4s,
                   2006                                                                               40,000
        250,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                             253,750
         50,000  Pegasus Media & Communications notes Ser. B, 12 1/2s,
                   2005                                                                               54,000
        200,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                        192,000
        235,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                         245,575
         80,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                                79,600
        250,000  Turner Broadcasting Systems, Inc. sr. notes 8 3/8s, 2013                            249,513
         35,000  TV Azteca Sa De Cv 144A sr. notes 10 1/2s, 2007
                   (Mexico)                                                                           34,102
                                                                                              --------------
                                                                                                   2,156,290
Building and Construction (0.8%)
------------------------------------------------------------------------------------------------------------
         75,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                              74,250
         40,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                  41,400
        210,000  Inter-City Products sr. notes 9 3/4s, 2000                                          215,250
        400,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                         440,000
         35,000  Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                      35,000
                                                                                              --------------
                                                                                                     805,900

Building Products (1.3%)
------------------------------------------------------------------------------------------------------------
         25,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                              25,000
        145,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                        162,763
        370,000  Presley Cos. sr. notes 12 1/2s, 2001                                                359,825
        225,000  Schuller International Corp. sr. notes 10 7/8s, 2004                                244,125
        150,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                   150,750
        300,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                    321,000
        100,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                          84,000
                                                                                              --------------
                                                                                                   1,347,463

Buses (0.4%)
------------------------------------------------------------------------------------------------------------
         95,000  Atlantic Express, Inc. 144A company guaranty 10 3/4s,
                   2004                                                                               96,663
        415,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                   355,863
                                                                                              --------------
                                                                                                     452,526

Business Services (0.1%)
------------------------------------------------------------------------------------------------------------
          5,000  Bell & Howell Operating Co. bonds 9 1/4s, 2000                                        5,000
         10,000  Corporate Express, Inc. sr. sub. notes Ser. B,
                   9 1/8s, 2004                                                                        9,650
         60,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                   60,750
         35,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                      37,800
                                                                                              --------------
                                                                                                     113,200

Cable Television (3.3%)
------------------------------------------------------------------------------------------------------------
        600,000  Adelphia Communications Corp. 144A sr. notes 9 7/8s,
                   2007                                                                              543,000
        110,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                                 33,000
         55,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 6/15/99), 2004 ++                                                 18,700
        250,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                 237,500
        200,000  Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                             121,000
        550,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                           550,000
        200,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                              130,000
         90,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                                70,650
        300,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                               192,000
        210,000  Diamond Cable Communications Co. 144A sr. disc.
                   notes stepped-coupon zero % (10 3/4s, 2/15/02),
                   2007 (United Kingdom) ++                                                          113,400
         50,000  Heartland Wireless Communications, Inc. 144A sr. notes
                   Ser. D, 13s, 2003                                                                  20,875
        200,000  Heartland Wireless Communications, Inc. 144A
                   sr. notes 13s, 2003                                                                80,000
        400,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                  434,000
        110,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                 100,100
        100,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                      104,000
         10,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                                  6,900
         10,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                            7,950
        185,000  Telewest Communications PLC deb. stepped-coupon
                   zero % (11s, 10/1/00), 2007 (United Kingdom) ++                                   120,250
        250,000  Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                                  257,500
         40,000  TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)                                 40,823
        150,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                                 78,000
         80,000  Wireless One, Inc. sr. notes 13s, 2003                                               52,000
                                                                                              --------------
                                                                                                   3,311,648

Cellular Communications (2.1%)
------------------------------------------------------------------------------------------------------------
         40,000  Airtouch Communications, Inc. notes 7 1/8s, 2001                                     39,906
        150,000  Call-Net Enterprises sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/1/99), 2004 ++                                                124,875
      1,020,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                         703,800
        200,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) ++                             130,000
        805,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (9 3/4s, 2/15/99), 2004 ++                                          547,400
        150,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (11 1/2s, 9/1/98), 2003 ++                                          117,000
        200,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                     166,000
        350,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                  354,375
                                                                                              --------------
                                                                                                   2,183,356

Chemicals (1.2%)
------------------------------------------------------------------------------------------------------------
        200,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                        196,000
         30,000  Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006                                 31,200
        500,000  ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                                      520,000
         75,000  Millennium America Inc. company guaranty 7 5/8s, 2026                                69,567
         30,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds
                   7.7s, 2006 (Chile)                                                                 29,963
        295,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/15/01), 2008 ++                                         181,425
        200,000  Union Carbide Global Enterprises sr. sub.
                   Ser. B, 12s, 2005                                                                 227,500
                                                                                              --------------
                                                                                                   1,255,655

Computer Equipment (0.3%)
------------------------------------------------------------------------------------------------------------
       250,000   Computervision Corp. sr. sub. notes 11 3/8s, 1999                                   259,375

Computer Services (0.2%)
------------------------------------------------------------------------------------------------------------
        200,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                209,000

Consumer Durable Goods (0.5%)
------------------------------------------------------------------------------------------------------------
        115,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 11/15/01), 2006 ++                                                    62,100
        525,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                       267,750
        200,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                             166,000
                                                                                              --------------
                                                                                                     495,850

Consumer Products (0.3%)
------------------------------------------------------------------------------------------------------------
        250,000  IHF Holdings, Inc. sr. disc. notes Ser. B, stepped-coupon
                   zero % (15s, 11/16/99), 2004 ++                                                   207,500
        110,000  Interact Systems, Inc. 144A sr. notes stepped-coupon
                   zero % (14s, 8/1/99), 2003 ++                                                      59,400
                                                                                              --------------
                                                                                                     266,900

Consumer Services (0.7%)
------------------------------------------------------------------------------------------------------------
        140,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                    139,300
        500,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                      552,500
                                                                                              --------------
                                                                                                     691,800

Containers (0.2%)
------------------------------------------------------------------------------------------------------------
        100,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                               99,375
         30,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                    32,625
         35,000  Printpack, Inc. sr. notes Ser. B, 9 7/8s, 2004                                       35,525
         35,000  Radnor Holdings Corp. 144A sr. notes 10s, 2003                                       35,525
                                                                                              --------------
                                                                                                     203,050

Cosmetics (0.3%)
------------------------------------------------------------------------------------------------------------
        550,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                            341,000

Electric Utilities (2.7%)
------------------------------------------------------------------------------------------------------------
        145,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                            152,975
        250,000  Calpine Corp. sr. notes 10 1/2s, 2006                                               270,000
        450,000  Cleveland Electric Illuminating Co. 1st mtge. Ser. E, 9s, 2023                      454,613
         25,000  Commonwealth Edison Co. notes 7 3/8s, 2004                                           24,447
         25,000  Commonwealth Edison Co. 1st mtge. 7s, 2005                                           24,099
         85,000  Connecticut Light & Power Co. 1st mtge.
                   Ser. A, 7 7/8s, 2001                                                               85,060
        100,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                   107,198
         75,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                  74,758
         60,000  Enersis S.A. ADR notes 7.4s, 2016 (Chile)                                            56,097
         60,000  Enersis S.A. ADR notes 6.6s, 2026 (Chile)                                            57,269
         25,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s, 2001
                   (Argentina)                                                                        26,094
         35,000  Illinova Corp. sr. notes 7 1/8s, 2004                                                34,001
         45,000  Jersey Central Power & Light Co. 1st mtge. med. term
                   note 6.85s, 2006                                                                   42,571
        350,000  Long Island Lighting Co. deb. 9s, 2022                                              374,486
        165,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                    187,415
         10,000  Niagara Mohawk Power Corp. med. term notes 9.99s,
                   2004                                                                               10,000
        250,000  Niagara Mohawk Power Corp. 1st mtge. 5 7/8s, 2002                                   226,698
        499,698  Northeast Utilities System notes Ser. A, 8.58s, 2006                                471,696
         25,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                                               25,690
                                                                                              --------------
                                                                                                   2,705,167

Electronics (0.2%)
------------------------------------------------------------------------------------------------------------
         45,000  Celestica International Ltd. 144A sr. sub. notes
                   10 1/2s, 2006 (India)                                                              47,250
         51,564  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                     51,500
         51,776  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                51,712
         90,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                          93,375
                                                                                              --------------
                                                                                                     243,837

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
         50,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                    47,420
        100,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                102,250
                                                                                              --------------
                                                                                                     149,670

Entertainment (0.7%)
------------------------------------------------------------------------------------------------------------
        120,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                       107,638
        250,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                     275,000
        115,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                       111,550
         30,000  Time Warner Entertainment Co. deb. 7 1/4s, 2008                                      28,497
         40,000  Time Warner Entertainment Co. notes 8 7/8s, 2012                                     42,376
          5,000  Time Warner, Inc. deb. 9.15s, 2023                                                    5,270
        125,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                              141,250
                                                                                              --------------
                                                                                                     711,581

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
         80,000  Allied Waste Industries, Inc. 144A sr. sub. notes
                   10 1/4s, 2006                                                                      81,600
         90,000  WMX Technologies Inc. notes 7.1s, 2026                                               89,615
                                                                                              --------------
                                                                                                     171,215

Finance (0.2%)
------------------------------------------------------------------------------------------------------------
        140,000  Ford Motor Credit Corp. sr. notes 7s, 2001                                          139,166
        100,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                       99,938
                                                                                              --------------
                                                                                                     239,104

Financial Services (1.1%)
------------------------------------------------------------------------------------------------------------
        150,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                        147,000
         50,000  AIM Management Group sr. secd. notes 9s, 2003                                        52,750
         40,000  Allstate Financing II company guaranty 7.83s, 2045                                   37,401
         35,000  Colonial Capital Trust I 144A company guaranty
                   8.92s, 2027                                                                        34,355
        135,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                         136,350
        110,000  Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006                            111,650
         35,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                34,152
        140,000  Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s, 2007                        137,200
        135,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                               132,914
         55,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                           60,775
         35,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                            37,800
         40,000  Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006                             41,800
         25,000  Primark Corp. sr. notes 8 3/4s, 2000                                                 25,219
         55,000  Salomon, Inc. sr. notes 7s, 1999                                                     55,108
         60,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                   56,938
         50,000  Travelers Capital Trust II bonds 7 3/4s, 2036                                        46,521
                                                                                              --------------
                                                                                                   1,147,933

Food (0.2%)
------------------------------------------------------------------------------------------------------------
        200,000  Doane Products Co. sr. notes 10 5/8s, 2006                                          207,000
         25,000  MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                                     24,313
                                                                                              --------------
                                                                                                     231,313

Food Chains (0.5%)
------------------------------------------------------------------------------------------------------------
         55,000  Quality Food Centers, Inc. 144A sr. sub. notes 8.7s, 2007                            53,075
        200,000  Ralphs Grocery Co. sr. notes 10.45s, 2004                                           207,000
          9,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                                   7,425
        150,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                           114,000
         25,000  Stater Brothers sr. notes 11s, 2001                                                  27,250
         45,000  Supermercados Norte 144A bonds 10 7/8s, 2004
                   (Argentina)                                                                        43,763
                                                                                              --------------
                                                                                                     452,513

Gaming (2.8%)
------------------------------------------------------------------------------------------------------------
        250,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                       272,500
        450,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           393,750
        185,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                        177,600
         50,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                          48,375
         50,000  Casino Magic Finance Corp. 1st mtge. 11 1/2s, 2001                                   42,250
        260,000  Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                                 292,500
        370,000  Colorado Gaming & Entertainment Co. sr. notes
                   12s, 2003 [2 DBL. DAGGERS]                                                        366,300
        100,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                          98,250
         75,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                  81,000
        350,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                      348,250
        150,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                      144,000
         51,000  Louisiana Casino Cruises Corp. 1st mtge.
                   11 1/2s, 1998                                                                      51,510
        250,000  Mohegan Tribal Gaming Auth. Rev. Bonds Ser. B,
                   13 1/2s, 2002                                                                     328,750
        250,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                           175,000
         50,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                               56,250
                                                                                              --------------
                                                                                                   2,876,285

Health Care (0.7%)
------------------------------------------------------------------------------------------------------------
         30,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                            29,850
        110,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                              113,300
         80,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                              79,561
        385,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                                361,900
        100,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                               101,000
                                                                                              --------------
                                                                                                     685,611

Hospital Management and Medical Services (0.3%)
------------------------------------------------------------------------------------------------------------
         75,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                        75,750
         70,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                            68,075
        100,000  Tenet Healthcare Corp. sr. sub. notes 10 1/8s, 2005                                 107,000
         65,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                   63,375
                                                                                              --------------
                                                                                                     314,200

Insurance (0.7%)
------------------------------------------------------------------------------------------------------------
         95,000  Aegon NV sub. notes 8s, 2006 (Netherlands)                                           97,861
         45,000  Conseco Inc. sr. notes 10 1/2s, 2004                                                 51,682
        100,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                   6.95s, 2006                                                                        94,734
        125,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                    126,250
        300,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                            309,000
         75,000  Sampoerna International Finance Co. 144A company
                   guaranty 8 3/8s, 2006 (Indonesia)                                                  74,812
                                                                                              --------------
                                                                                                     754,339

Lodging (0.3%)
------------------------------------------------------------------------------------------------------------
        300,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                  304,500

Media (1.0%)
------------------------------------------------------------------------------------------------------------
         75,000  RBS Participacoes S.A. 144A company guaranty
                   11s, 2007 (Brazil)                                                                 74,535
      1,000,000  Viacom International, Inc. sub. deb. 8s, 2006                                       930,000
                                                                                              --------------
                                                                                                   1,004,535

Medical Supplies and Devices (0.4%)
------------------------------------------------------------------------------------------------------------
        175,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s,
                   2006                                                                              198,625
        160,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                     161,600
                                                                                              --------------
                                                                                                     360,225

Metals and Mining (0.6%)
------------------------------------------------------------------------------------------------------------
         50,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                          50,250
         80,000  Continental Global Group 144A sr. notes Ser. A, 11s,
                   2007                                                                               79,600
         55,000  Echo Bay Mines jr. sub. deb. 11s, 2027 (Canada)                                      55,550
         50,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                               50,000
        150,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                         157,500
        195,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                          202,800
         30,000  Royal Oak Mines, Inc. company guaranty Ser. B, 11s,
                   2006 (Canada)                                                                      30,300
                                                                                              --------------
                                                                                                     626,000

Motion Picture Distribution (0.5%)
------------------------------------------------------------------------------------------------------------
        250,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                 271,250
        130,000  AMC Entertainment, Inc. 144A sr. sub. notes 9 1/2s,
                   2009                                                                              126,425
         95,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                                95,000
                                                                                              --------------
                                                                                                     492,675

Natural Gas (--%)
------------------------------------------------------------------------------------------------------------
         45,000  El Paso Natural Gas Co. deb. 7 1/2s, 2026                                            42,929

Networking (0.1%)
------------------------------------------------------------------------------------------------------------
        200,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/00), 2005 ++                                            127,000

Office Equipment (0.3%)
------------------------------------------------------------------------------------------------------------
         40,000  Boise Cascade Corp. deb. 7.35s, 2016                                                 36,430
        250,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s,
                  2005                                                                               277,500
                                                                                              --------------
                                                                                                     313,930
Oil and Gas (2.2%)
------------------------------------------------------------------------------------------------------------
         55,000  Abraxas Petroleum Corp. 144A sr. notes
                   Ser. B, 11 1/2s, 2004                                                              57,338
        350,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                        391,125
         35,000  CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                                   34,650
         15,000  Citgo Petroleum Corp. sr. notes 7 7/8s, 2006                                         14,778
         20,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s,
                   2003                                                                               20,600
         35,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                     35,700
         50,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006
                   (Canada)                                                                           51,875
         50,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s,
                   2006                                                                               51,500
         50,000  Lasmo (USA) Inc. company guaranty 7 1/2s, 2006                                       49,627
        250,000  Maxus Energy Corp. med. term notes 10.83s, 2004                                     266,875
         15,000  Maxus Energy Corp. notes 9 3/8s, 2003                                                15,300
         60,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                 63,300
         55,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007
                   (Norway)                                                                           53,897
        115,000  Petroliam Nasional Berhad 144A notes 7 5/8s, 2026
                   (Malaysia)                                                                        111,651
         15,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                               15,825
         75,000  Transamerican Refining Corp. 144A 15s, 1998                                          75,000
         50,000  Transamerican Refining Corp. 1st mtge. variable rate
                   Ser. 2, 16 1/2s, (16s, 8/15/98), 2002 ++                                           54,000
        400,000  Transamerican Refining Corp. 1st mtge. variable rate stepped-coupon Ser. 1, zero % (18 1/2s, 2/15/98),
                   2002 ++                                                                           366,000
        295,000  TransTexas Gas Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/16/01), 2003 ++                                               185,850
        255,000  TransTexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                  279,225
                                                                                              --------------
                                                                                                   2,194,116

Paging (1.1%)
------------------------------------------------------------------------------------------------------------
        485,000  Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                         208,550
        500,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                             470,000
        325,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                       292,500
        200,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                           186,000
                                                                                              --------------
                                                                                                   1,157,050

Paper and Forest Products (1.8%)
------------------------------------------------------------------------------------------------------------
        250,000  Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                                 253,750
        100,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                             102,000
        300,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                             307,500
        200,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                           218,000
        250,000  Rainy River Forest Products sr. notes 10 3/4s, 2001
                   (Canada)                                                                          272,500
        225,000  Repap New Brunswick sr. notes 10 5/8s, 2005
                   (Canada)                                                                          225,000
        400,000  Riverwood International Corp. company guaranteed
                   10 7/8s, 2008                                                                     328,000
        100,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                        98,000
                                                                                              --------------
                                                                                                   1,804,750
Publishing (0.7%)
------------------------------------------------------------------------------------------------------------
        200,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                         210,000
        285,000  American Media Operation, Inc. sr. sub. notes
                   11 5/8s, 2004                                                                     307,800
         50,000  Hollinger International Publishing, Inc. company
                   guaranty 9 1/4s, 2007                                                              48,000
         50,000  Hollinger International Publishing, Inc. company
                   guaranty 8 5/8s, 2005                                                              48,375
         35,000  News America Holdings, Inc. deb. 7.7s, 2025                                          31,887
         30,000  Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007
                   (Canada)                                                                           28,500
                                                                                              --------------
                                                                                                     674,562

Real Estate (0.3%)
------------------------------------------------------------------------------------------------------------
        120,000  Prime Hospitality Corp. 144A sr. sub. notes 9 3/4s, 2007                            118,800
         80,000  Rodamco N.V. notes 7.3s, 2005 (Netherlands) (R)                                      78,728
        125,000  Tanger Properities Ltd. Partnership guaranteed. notes
                   8 3/4s, 2001 (R)                                                                  126,758
                                                                                              --------------
                                                                                                     324,286

Restaurants (0.1%)
------------------------------------------------------------------------------------------------------------
         30,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                                              30,300
        100,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                 104,000
                                                                                              --------------
                                                                                                     134,300

Retail (1.9%)
------------------------------------------------------------------------------------------------------------
        100,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                             105,000
        200,000  Federated Department Stores, Inc. sr. notes 8 1/2s, 2003                            206,570
         25,000  Federated Department Stores, Inc. sr. notes 8 1/8s, 2002                             25,436
        265,000  Guitar Center Management Co. sr. notes 11s, 2006                                    283,550
        200,000  K mart Corp. deb. 8 3/8s, 2022                                                      177,500
         50,000  K mart Corp. deb. 7 3/4s, 2012                                                       43,750
        250,000  K mart Corp. med. term notes 7.86s, 2002                                            238,018
         25,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                              26,750
        250,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                          260,000
        175,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                               183,750
         50,000  Rite Aid Corp. notes 6.7s, 2001                                                      48,865
        105,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                  111,563
        150,000  Waban, Inc. sr. sub. notes 11s, 2004                                                167,250
                                                                                              --------------
                                                                                                   1,878,002

Satellite Services (0.2%)
------------------------------------------------------------------------------------------------------------
        160,000  Net Sat Servicos Ltd. sr. notes 12 3/4s, 2004 (Brazil)                              165,600
         80,000  TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                      69,600
                                                                                              --------------
                                                                                                     235,200

Semiconductors (0.1%)
------------------------------------------------------------------------------------------------------------
         80,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   10 1/8s, 2007                                                                      79,600

Shipping (0.3%)
------------------------------------------------------------------------------------------------------------
         40,000  Newport News Shipbuilding sr. notes 8 5/8s, 2006                                     40,300
         35,000  Newport News Shipbuilding sr. sub. notes
                   9 1/4s, 2006                                                                       35,613
        250,000  Transport Maritima Mexicana S.A. de CV sr. notes 10s,
                   2006 (Mexico)                                                                     245,000
                                                                                              --------------
                                                                                                     320,913

Specialty Consumer Products (0.1%)
------------------------------------------------------------------------------------------------------------
       130,000   Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                       131,300

Steel (0.3%)
------------------------------------------------------------------------------------------------------------
        75,000   AK Steel Corp. sr. notes 9 1/8s, 2006                                                73,875
       200,000   Ispat Mexicana, S.A. deb. 10 3/8s, 2001 (Mexico)                                    200,500
                                                                                              --------------
                                                                                                     274,375

Telecommunications (2.9%)
------------------------------------------------------------------------------------------------------------
       100,000   Dobson Communications Corp. 144A sr. notes
                   11 3/4s, 2007                                                                     100,250
       110,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                     122,925
       400,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                             218,000
       250,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                       167,500
       300,000   Intermedia Communication of Florida sr. disc. notes
                   stepped-coupon zero % (12 1/2s, 5/15/01), 2006 ++                                 190,500
        25,000   Intermedia Communication of Florida sr. notes
                   Ser. B, 13 1/2s, 2005                                                              28,188
       200,000   International Cabletel, Inc. 144A sr. notes 10s, 2007                               190,000
       375,000   International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                        232,500
       170,000   McLeod, Inc. 144A sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                         93,500
       300,000   Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                        240,000
       250,000   Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                               253,750
        50,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                              43,500
       300,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                            297,000
         5,000   Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 10/1/98), 2003 ++                                                  4,450
       250,000   Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                                      252,500
       625,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                  418,750
       100,000   Winstar Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                     59,000
        80,000   Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                      78,200
                                                                                              --------------
                                                                                                   2,990,513
Telephone Services (1.1%)
------------------------------------------------------------------------------------------------------------
       350,000   American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                  192,500
       145,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (11 7/8s, 11/01/01), 2006 ++                                         86,275
       275,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/1/01), 2006 ++                                          170,500
        60,000   Compania Telecom Chile notes 7 5/8s, 2006 (Chile)                                    60,004
       140,000   Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006                                                                     141,400
       382,000   GST Telecommunications,Inc. company guaranty stepped-
                   coupon zero % (13 7/8s, 15/15/00), 2005 ++                                        240,660
       260,000   IntelCom Group, Inc. company guaranty stepped-coupon
                   zero % (12 1/2s, 5/1/01), 2006 ++                                                 161,200
        95,000   US West Capital Funding, Inc. company guaranty
                   6.95s, 2037                                                                        92,705
                                                                                              --------------
                                                                                                   1,145,244

Textiles (0.4%)
------------------------------------------------------------------------------------------------------------
        50,000   Dominion Textile USA Inc. gtd. sr. notes 9 1/4s, 2006                                50,000
        40,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                          39,750
         5,000   Polysindo Inernational Eka company guaranty 13s,
                   2001 (Indonesia)                                                                    5,600
       150,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                         160,875
       105,000   Tultex Corp. sr. notes 10 5/8s, 2005                                                114,188
                                                                                              --------------
                                                                                                     370,413

Tobacco (0.1%)
------------------------------------------------------------------------------------------------------------
        25,000   Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                           23,687
        80,000   Philip Morris Cos., Inc. notes 7 1/2s, 2002                                          80,399
        30,000   RJR Nabisco, Inc. notes 8 3/4s, 2005                                                 29,623
                                                                                              --------------
                                                                                                     133,709

Wireless Communications (--%)
------------------------------------------------------------------------------------------------------------
        30,000   International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                                 16,800
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $47,709,652)                           $   47,363,735

FOREIGN GOVERNMENT BONDS AND NOTES (19.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD    970,000   Australia (Government of) notes 8 3/4s, 2001                                  $     796,883
CAD    390,000   Canada (Government of) 8s, 2023                                                     304,551
DKK  2,650,000   Denmark (Government of) 8s, 2001                                                    459,367
DKK  2,240,000   Denmark (Government of) bonds 8s, 2006                                              383,017
FRF  9,865,000   France (Government of) 5 1/2s                                                     1,803,806
FRF  7,324,000   France Treasury bill 7s, 2000                                                     1,409,260
FRF  6,000,000   France Treasury bill 4 1/2s, 1998                                                 1,076,896
DEM  2,700,000   Germany (Federal Republic of) 8s, 2002                                            1,818,795
DEM    350,000   Germany (Federal Republic of) bonds 7 3/8s,
                   2005                                                                              230,653
DEM  1,090,000   Germany (Federal Republic of) bonds 6 1/4s,
                   2006                                                                              668,568
DEM  3,330,000   Germany (Federal Republic of) bonds
                   Ser. 118, 5 1/4s, 2001                                                          2,036,545
DEM  5,225,000   Germany (Federal Republic of) 4 3/4s, 2001                                        3,120,659
USD     55,000   Morocco (Government of) FRN Ser. A, 6.375s,
                 2009                                                                                 47,025
USD     80,000   Quebec (Province of) deb. Ser. NN, 7 1/8s,
                 2024                                                                                 72,394
USD    620,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN,
                   2020 +##+++                                                                       347,975
ZAR    310,000   South Africa (Republic of) bonds Ser. 153, 13s,
                 2010                                                                                 60,892
GBP  1,670,000   United Kingdom Treasury bonds 7s, 2002                                            2,696,869
GBP    600,000   United Kingdom Treasury bonds 6s, 1999                                              963,395
GBP  1,095,000   United Kingdom Treasury bonds 7 1/2s, 2006                                        1,777,842
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $20,817,977)                                                         $   20,075,392

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (17.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (14.1%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
    $1,870,000     8 1/2s, TBA, April 16, 2027                                                $    1,916,152
       554,400     8 1/2s, January 1, 2027                                                           568,083
       190,102     7s, February 15, 2027                                                             158,258
                 Federal National Mortgage Association Pass-Through
                   Certificates
       727,058     8s, with due dates from June 1, 2026 to
                   October 1, 2026                                                                   729,785
     4,030,646     7 1/2s, with due dates from July 1, 2026 to
                   February 1, 2027                                                                3,955,076
       105,034     7s, January 1, 2027                                                               100,406
                 Government National Mortgage Association
                   Pass-Through Certificates
     1,792,341     8s, with due dates from January 15, 2026 to
                   February 15, 2027                                                               1,799,619
     4,118,312     7 1/2s, with due dates from October 15, 2022 to
                   February 15, 2027                                                               4,045,141
     1,208,266     7s, with due dates from March 15, 2026 to
                   June 15, 2026                                                                   1,152,386
                                                                                              --------------
                                                                                                  14,424,906

U.S. Treasury Obligations (2.9%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
       720,000     8 1/8s, August 15, 2019                                                           789,977
     1,980,000     6 1/2s, November 15, 2026                                                       1,822,828
                 U.S. Treasury Notes
        40,000     6 7/8s, May 15, 2006                                                               39,775
       310,000     5 5/8s, November 30, 1998                                                         306,416
                                                                                              --------------
                                                                                                   2,958,996
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $17,760,797)                                                         $   17,383,902

UNITS (1.0%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            75   Advanced Radio Telecommunications units 14s, 2007                             $      81,750
            20   Anvil Holdings Inc. 144a pfd. units 13s 03/15/09 [2 DBL. DAGGERS]                    19,400
            90   Colt Telecommunications Group PLC units stepped-
                   coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                                56,925
            35   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                            20,606
            85   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++                                                         47,600
           130   Fitzgerald Gaming Co. units 13s, 2002                                                89,700
           120   Globalstar L.P. Capital units 11 3/8s, 2004                                         117,000
            65   Ionica PLC stepped-coupon zero % (15s, 05/01/07),
                   2007 ++                                                                            28,925
           160   Mccaw International, Ltd. 144a units stepped-coupon
                    zero % (13s, 04/15/07), 2007 ++                                                   80,000
         2,345   Nextlink Communications 144A pfd. units 14s, 2009 [2 DBL. DAGGERS]                  103,180
            95   Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                        50,350
           180   RSL Communications, Ltd. 144A units 12 1/4s, 2006                                   184,500
           100   Spanish Broadcasting Systems units 14 1/4s, 2005                                     98,000
           155   Wireless One Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                         46,500
                                                                                              --------------
                 Total Units  (cost $1,112,466)                                               $    1,024,436

PREFERRED STOCKS (2.7%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           300   American Radio Systems Corp. 144A $11.375 pfd. [2 DBL. DAGGERS]              $       29,400
         2,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                          53,000
         5,000   Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                  446,250
         1,000   California Federal Bank Ser. B, $11.50 pfd.                                         112,000
         4,000   California Federal Bank Ser. A, $2.28 pfd.                                           97,500
         1,000   California Federal Bank Ser. B, $10.625 exch. pfd.                                  109,500
           900   Chancellor Radio Broadcasting 144A $12.00 pfd.                                       87,750
         2,575   Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                        121,025
         1,750   Diva Systems Corp. Ser. C, $ 6.00 pfd.                                               14,438
         2,787   El Paso Electric Co. $11.40 pfd. [2 DBL. DAGGERS]                                   309,357
           110   Fresenius Medical Care AG Ser. D, $9.00 pfd.
                   (Germany)                                                                         107,800
           250   ICG Holdings, Inc. 14.25% pfd. (Canada)                                             275,000
            25   Intermedia Communications, Inc. 144A 13.50% pfd. [2 DBL. DAGGERS]                   236,250
           100   International CableTel, Inc. 144A 13.00% pfd. [2 DBL. DAGGERS]                       95,000
         1,800   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                        174,600
           422   Time Warner Inc. Ser. M, 10.25% pfd. [2 DBL. DAGGERS]                               451,039
                                                                                              --------------
                 Total Preferred Stocks  (cost $2,742,917)                                    $    2,719,909

BRADY BONDS (2.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $1,162,060   Argentina (Republic of) deb. 6.75s, 2005                                     $    1,038,591
        75,000   Bulgaria (Government of) deb. Ser. IAB, 6.5625s, 2011                                42,469
       734,614   Brazil (Republic of) FRB 8s, 2014 +++                                               546,369
       101,173   Ecuador (Government of) PDI, 3 1/4s, 2015                                            57,416
       705,000   United Mexican States deb. Ser. B, 6 1/4s, 2019                                     497,025
       238,095   Venezuela (Government of) deb. Ser. B, 6 3/4s, 2007                                 209,524
                                                                                              --------------
                 Total Brady Bonds  (cost $2,445,738)                                         $    2,391,394

CONVERTIBLE BONDS AND NOTES (0.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $200,000   Argosy Gaming cv. sub. notes 12s, 2001                                       $      124,000
       105,000   Chiquita Brands cv. sr. notes 9 5/8s, 2004                                          106,575
       250,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                      141,563
         4,000   GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 15/15/00), 2005 ++                                          2,800
       160,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s,
                   2002                                                                              129,200
       140,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                  140,875
       103,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00), 2004 ++                                          87,678
        60,000   VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                                    56,625
       150,000   Winstar Communications. Inc. 144A cv sr. disc. notes
                   zero %, (14s, 10/15/00), 2005                                                      93,000
                                                                                              --------------
                 Total Convertible Bonds and Notes  (cost $874,994)                            $     882,316

ASSET-BACKED SECURITIES (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $   70,000   Associates Manufactured Housing Ser. 96-1, Class A3,
                   7s, 2027                                                                    $      70,263
        50,000   Capita Equipment Receivables Trust Ser. 96-1,
                   Class A4, 6.28s, 2000                                                              49,266
        70,000   Contimortgage Home Equity Loan Trust Ser. 97-1,
                   Class M2, 7.67s, 2025                                                              69,300
        65,000   Sears Credit Account Master Trust Ser. 96-4, Class A,
                   6.45s, 2006                                                                        63,740
                                                                                              --------------
                 Total Asset-Backed Securities  (cost $254,548)                               $      252,569

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $  115,000   Federal National Mortgage Association Ser.97-25 Z,
                   7s, 2027                                                                    $      96,492
       126,462   Federal National Mortgage Association Ser. 97-5Z,
                   7s, 2027                                                                          105,338
       139,390   Rural Housing Trust Ser. 87-1, Class D, 6.33s,
                   April 1, 2026                                                                     135,341
                                                                                              --------------
                 Total Collateralized Mortgage Obligations  (cost $345,339)                   $      337,171

WARRANTS (--%) * +                                                           EXPIRATION
PRINCIPAL AMOUNT                                                                DATE                   VALUE
------------------------------------------------------------------------------------------------------------
           400   Hyperion Telecommunications 144A                              4/15/01        $       12,000
           110   Interact Systems Inc.                                         3/1/00                     28
            25   Intermedia Communications 144A                                6/11/00                   500
            45   Sterling Chemicals Holdings                                   8/15/08                 1,575
        15,000   Transamerican Refining                                        2/15/02                30,000
                                                                                              --------------
                 Total Warrants  (cost $52,570)                                                $      44,103

COMMON STOCKS (--%) * +
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
            50   AmeriKing, Inc.                                                               $       2,500
           900   Terex Corp. Rights expiration date 5/15/02                                            4,500
                                                                                              --------------
                 Total Common Stocks   (cost $5,251)                                           $       7,000

PURCHASED OPTIONS OUTSTANDING (--%) *
CONTRACT
AMOUNT                                                                   EXPIRATION DATE            VALUE
------------------------------------------------------------------------------------------------------------
USD  3,700,000   U.S. Dollars in exchange for
                   Deutschemarks (Call)                                  May 97/1.692 DEM      $      29,970
USD  1,200,000   U.S. Dollars in exchange for
                   Japanese Yen (Call)                                   Apr. 97/125.0 JPY             6,120
                                                                                              --------------
                 Total Options Purchased Outstanding (cost $ 38,490)                           $      36,090

SHORT-TERM INVESTMENTS (10.2%) * (cost $10,432,854)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    10,431,000   Interest in $803,250,000 joint repurchase agreement
                   dated March 31, 1997, with UBS Securities due
                   April 1, 1997, with respect to various U.S. Treasury
                   obligations -- maturity value of $10,432,854 for
                   an effective yield of 6.40%                                                 $  10,432,854
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $104,593,593) ***                                    $  102,950,871
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $102,031,289.

*** The aggregate identified cost on a tax basis is $104,599,212, resulting in gross unrealized appreciation and depreciation of $1,023,796 and $2,672,137, respectively, or net unrealized depreciation of $1,648,341.

  + Non-income-producing security.

 ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

+++ A portion of the income will be received in additional securities.

[DOUBLE DAGGER] Income may be received in cash or additional securities at the discretion of the issuer.

 ## When-issued securities (Note 1). The coupon rate will be LIBOR plus 13/16.

(R) Real Estate Investment Trust.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rate shown on floating rate bonds (FRB) and floating rate notes (FRN) are the current interest rates shown at
March 31, 1997, which are subject to change based on the terms of the security.

Diversification by Country (Unaudited)
Distribution of investments by country of issue at March 31, 1997:
(as percentage of Market Value)

Argentina           1.2%
Brazil              1.1
Canada              2.2
France              4.2
Germany             7.8
Mexico              1.2
United Kingdom      5.8
United States      72.8
Other               3.7
                 ------
                  100.0%


----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $15,673,486)
                                                                             Unrealized
                                             Aggregate Face    Delivery     Appreciation/
                                Market Value          Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars               $   874,732    $   874,824     6/18/97        $     (92)
British Pounds                       335,656        334,935     6/18/97              721
Canadian Dollars                   1,537,864      1,564,330     6/18/97          (26,466)
Deutschemarks                      5,474,974      5,423,473     6/18/97           51,501
French Francs                        460,355        457,392     6/18/97            2,963
Italian Lira                       2,123,753      2,087,688     6/18/97           36,065
Japanese Yen                       2,768,722      2,795,614     6/18/97          (26,892)
Spanish Peseta                     1,237,367      1,232,700     6/18/97            4,667
Swedish Krona                         22,840         22,591     6/18/97              249
Swiss Francs                         879,107        879,939     6/18/97             (832)
----------------------------------------------------------------------------------------
                                                                               $  41,884
----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $12,817,741)
                                                                               Unrealized
                                             Aggregate Face    Delivery     Appreciation/
                                Market Value          Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
British Pounds                 $   4,415,052  $   4,318,370     6/18/97      $   (96,682)
Danish Krone                         120,205        119,701     6/18/97             (504)
Deutschemarks                      4,043,788      4,007,843     6/18/97          (35,945)
French Francs                      1,853,551      1,851,555     6/18/97           (1,996)
Japanese Yen                       1,154,319      1,169,083     6/18/97           14,764
Swedish Krona                        485,757        478,656     6/18/97           (7,101)
Swiss Francs                         873,781        872,533     6/18/97           (1,248)
----------------------------------------------------------------------------------------
                                                                             $  (128,712)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $104,593,593) (Note 1)             102,950,871
---------------------------------------------------------------------------------------------------
Cash                                                                                            299
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 1,742,852
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    1,192,914
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              518,307
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              113,920
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                             39,323
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   45,654
---------------------------------------------------------------------------------------------------
Total assets                                                                            106,604,140

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       163,221
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          3,212,621
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  394,197
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                230,405
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   26,993
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                   316
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,251
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       76,776
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   46,575
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 200,748
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               141,469
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       78,279
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,572,851
---------------------------------------------------------------------------------------------------
Net assets                                                                              102,031,289

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         103,209,518
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 38,301
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                      516,692
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (1,733,222)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding              $102,031,289

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($39,177,864 divided by 4,695,854 shares)                                                     $8.34
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.34)*                                        $8.76
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($57,051,763 divided by 6,842,885 shares)**                                                   $8.34
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,801,662 divided by 695,674 shares)                                                        $8.34
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.34)*                                        $8.62
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended March 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $5,527)                                                $ 5,260,992
--------------------------------------------------------------------------------------------------
Dividends                                                                                  106,921
--------------------------------------------------------------------------------------------------
Total investment income                                                                  5,367,913

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           424,705
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             185,771
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            8,392
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,793
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                       55,646
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      348,936
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       17,386
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 706
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     54,732
--------------------------------------------------------------------------------------------------
Registration fees                                                                           26,443
--------------------------------------------------------------------------------------------------
Auditing                                                                                    45,307
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,303
--------------------------------------------------------------------------------------------------
Postage                                                                                     10,899
--------------------------------------------------------------------------------------------------
Other                                                                                        4,109
--------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                           (174,482)
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,025,646
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (65,367)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               960,279
--------------------------------------------------------------------------------------------------
Net investment income                                                                    4,407,634
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           663,194
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                           650
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                (41,003)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                         (87,163)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                              (1,620,154)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (1,084,476)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $ 3,323,158
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                        For the period
                                                                                                     February 26, 1996
                                                                                                         (commencement
                                                                                         Year ended      of operations)
                                                                                           March 31        to March 31
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    4,407,634         $   20,908
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                                           622,841             (3,208)
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (1,707,317)           (25,905)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                           3,323,158             (8,205)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                              (1,689,156)            (7,673)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,371,438)            (8,092)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (253,993)            (1,000)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                 (65,289)                --
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                 (97,835)                --
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                  (9,432)                --
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        93,866,742          9,251,502
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             92,702,757          9,226,532

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                         9,328,532            102,000
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $38,301 and $4,666, respectively)                                             102,031,289          9,328,532
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------

                                                                               For the period
Per-share                                                        Year ended     Feb. 26, 1996+
operating performance                                              March 31       to March 31
---------------------------------------------------------------------------------------------------
                                                                       1997             1996
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $8.38            $8.50
---------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------
Net investment income (d)                                               .63              .04 (c)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             (.02)            (.13)
---------------------------------------------------------------------------------------------------
Total from
investment operations                                                   .61             (.09)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                                                      (.63)            (.03)
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                         (.02)              --
---------------------------------------------------------------------------------------------------
Total distributions                                                    (.65)            (.03)
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $8.34            $8.38
---------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                              7.36            (1.41)*
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $39,178           $3,799
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                           1.25              .13 *
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                           7.74              .50 *
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               169.27            18.98 *
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01 and $0.02 per share class for the year ended March 31, 1997 and the period February 26, 1996 (commencement of operations)
    to March 31, 1996, respectively.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------
                                                                                   For the period
Per-share                                                            Year ended     Feb. 26, 1996+
operating performance                                                  March 31       to March 31
-------------------------------------------------------------------------------------------------------
                                                                           1997             1996
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $8.38            $8.50
-------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------
Net investment income (d)                                                   .57              .03 (c)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                 (.03)            (.12)
-------------------------------------------------------------------------------------------------------
Total from
investment operations                                                       .54             (.09)
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net
investment income                                                          (.56)            (.03)
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                             (.02)              --
-------------------------------------------------------------------------------------------------------
Total distributions                                                        (.58)            (.03)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $8.34            $8.38
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                  6.56            (1.41)*
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                          $57,052           $5,048
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                               2.00              .20 *
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                               6.99              .44 *
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                   169.27            18.98 *
-------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01 and $0.02 per share class for the year ended March 31, 1997 and the period February 26, 1996 (commencement of operations)
    to March 31, 1996, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------

                                                                                 For the period
Per-share                                                          Year ended     Feb. 26, 1996+
operating performance                                                March 31       to March 31
-----------------------------------------------------------------------------------------------------
                                                                         1997             1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                     $8.38            $8.50
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (d)                                                 .61              .04 (c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                               (.03)            (.13)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                                                     .58             (.09)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                                                        (.60)            (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                           (.02)              --
-----------------------------------------------------------------------------------------------------
Total distributions                                                      (.62)            (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                           $8.34            $8.38
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                7.09            (1.41)*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                         $5,802             $482
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                             1.50              .14 *
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                             7.48              .50 *
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 169.27            18.98 *
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outsanding during the period.

(d) Reflects an expense limitaton in effect during the period (Note 2).  As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.01 and $0.02 per share class for the year ended March 31, 1997 and the period February 26, 1996 (commencement of operations)
    to March 31, 1996, respectively.




Notes to financial statements
March 31, 1997

Note 1
Significant accounting policies

Putnam Diversified Income Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The fund seeks high current income consistent with the preservation of capital by investing its assets in debt securities of domestic or foreign issuers, including government and corporate obligations. The fund may also invest in preferred stocks, common stocks, and other equity securities, as well as in cash or money market instruments.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, paydown gains and losses on mortgage-backed securities, amortization of bond premium, organization expenses, interest on payment-in-kind securities, currency gains and losses on foreign bonds and realized and unrealized gains and losses on forward foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 1997, the fund reclassified $59,412 to decrease undistributed net investment income and $10,741 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $70,153. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $46,575. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, and 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 1998, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended March 31, 1997, fund expenses were reduced by $65,367 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $630 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $86,350 and $5,447 from the sale of class A and class M shares, respectively and $55,923 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $88 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended March 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $122,405,273 and $54,328,191, respectively. Purchases and sales of U.S. government obligations aggregated $57,681,570 and $42,250,662, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                       $--              $--
------------------------------------------------------------
Options opened                      200,000              650
------------------------------------------------------------
Options expired                    (200,000)            (650)
------------------------------------------------------------
Written options
outstanding at
end of year                            $--               $--
------------------------------------------------------------

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                         March 31, 1997
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                       5,212,882      $44,031,671
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       150,568        1,278,981
------------------------------------------------------------
                                  5,363,450       45,310,652

Shares
repurchased                      (1,120,900)      (9,487,014)
------------------------------------------------------------
Net increase                      4,242,550      $35,823,638
------------------------------------------------------------

                                          For the period
                                         February 26, 1996
                                         (commencement of
                                          operations) to
                                           March 31, 1996
------------------------------------------------------------
Class A                             Shares            Amount
------------------------------------------------------------
Shares sold                         461,199       $3,876,904
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           611            5,124
------------------------------------------------------------
                                    461,810        3,882,028

Shares
repurchased                         (20,271)        (170,759)
------------------------------------------------------------
Net increase                        441,539       $3,711,269
------------------------------------------------------------

                                           Year ended
                                          March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,538,742      $63,653,797
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       210,529        1,788,543
------------------------------------------------------------
                                  7,749,271      $65,442,340

Shares
repurchased                      (1,508,622)     (12,784,744)
------------------------------------------------------------
Net increase                      6,240,649       52,657,596
------------------------------------------------------------

                                         For the period
                                        February 26, 1996
                                        (commencement of
                                         operations) to
                                          March 31, 1996
------------------------------------------------------------
Class B                             Shares            Amount
------------------------------------------------------------
Shares sold                         618,364       $5,194,019
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           597            5,001
------------------------------------------------------------
                                    618,961        5,199,020

Shares
repurchased                         (16,843)        (141,112)
------------------------------------------------------------
Net increase                        602,118       $5,057,908
------------------------------------------------------------

                                            Year ended
                                          March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         776,371       $6,554,558
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        23,144          196,556
------------------------------------------------------------
                                    799,515        6,751,114

Shares
repurchased                        (161,416)      (1,365,606)
------------------------------------------------------------
Net increase                        638,099       $5,385,508
------------------------------------------------------------

                                          For the period
                                         February 26, 1996
                                         (commencement of
                                          operations) to
                                           March 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          59,906         $502,851
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            51              424
------------------------------------------------------------
                                     59,957          503,275

Shares
repurchased                          (2,500)         (20,950)
------------------------------------------------------------
Net increase                         57,457         $482,325
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 2.07% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail A. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[PUTNAM LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32911-896/2BQ/2BR/2BC   5/97